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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 30, 2002


                Merchants and Manufacturers Bancorporation, Inc.
              (Exact name of registrant as specified in it charter)


           WISCONSIN                  21292             39-1413328
      ---------------------------------------------------------------------
        (State or other            (Commission        (IRS Employer
         jurisdiction of            File Number)       Identification No.)
         incorporation)


                 19105 West Capitol Drive, Brookfield, WI 53045
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (262) 790-2122
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                14100 West National Avenue, New Berlin, WI 53151
              ----------------------------------------------------
                                 Former Address



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Item 2.  Acquisition or Disposition of Assets.

         On November 30, 2002 (the "Effective Date"), Merchants and Manufacturers Bancorporation Inc., (the "Corporation") consummated its agreement to merge (the "Merger") Fortress Bancshares, Inc, ("Fortress) with and into Merchants Merger Corp., a wholly-owned subsidiary of the Corporation, ("Merger Corp.") pursuant to the Agreement and Plan of Merger dated as of May 31, 2002, (the "Merger Agreement"), between the Corporation, Merger Corp. and Fortress. As a result of the Merger, the separate corporate existence of Fortress ceased and Merger Corp. emerged as the surviving corporation of the Merger. Except as otherwise provided in the Merger Agreement, as a result of the Merger, all the property, rights, privileges, powers and franchises of Fortress have vested in Merger Corp. and all debts, liabilities and duties of Fortress have become the debts, liabilities and duties of Merger Corp.

         The terms of the Merger and the Merger Agreement are described in the Proxy Statement/Prospectus (the "Proxy Statement") of the Corporation and Fortress dated October 15, 2002, which was included in the Corporation's Registration Statement on Form S-4 (No. 333-100015), which documents are incorporated herein by reference. A copy of the Corporation's Press Release announcing the completion of the Merger is filed as an exhibit hereto and incorporated by reference herein.

         Merchants (through its ownership of Merger Corp.) has acquired 100% (699,140 shares) of the outstanding stock of Fortress. Pursuant to the Agreement, 55% of the merger consideration will be paid in the form of Merchants common stock with the remaining 45% to be paid in cash. The number of Merchants common stock to be exchanged for each share of Fortress stock payable in Merchants stock will equal 30 divided by the Daily Average Price of Merchants stock, as defined in the Agreement. The maximum number of shares of Merchants common stock to be issued in exchange for Fortress common stock is 389,735. The total cash portion of the merger consideration (excluding fractional shares) to be paid by Merchants is $9,458,374, based on a per-share price of $30.00.

         The price paid by Merchants for the Fortress common stock was arrived at through arms-length negotiations.

         The cash portion of the merger consideration will be funded through a revolving line of credit with M&I Marshall & Ilsley Bank, Milwaukee, Wisconsin. The revolving line of credit is for $20 million, was entered into in the ordinary course of business and on terms commensurate with prevailing market conditions on May 29, 2002 and matures on May 28, 2003.

Item 7.  Financial Statements and Exhibits.

         The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a)   Financial Statements of Businesses Acquired.


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The audited consolidated balance sheets of Fortress and its subsidiaries as of
December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholders equity, and cash flows for the years ended December 31, 2001, 2000 and 1999, and the unaudited consolidated financial statements of Fortress as of June 30, 2002 and 2001 and for the six months ended June 30, 2002 and 2001 are contained in Merchants' registration statement on Form S-4 (File No. 333-100015) and incorporated herein by reference.


(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2002 and unaudited pro forma condensed combined statements of income for the six months ended June 30, 2002 and the year ended December 31, 2001 for Merchants and Fortress are contained in Merchants' registration statement on Form S-4 (File No. 333-100015) and are incorporated herein by reference.

(c)  Exhibits.

       Exhibit No.                  Description

       #   2                        Agreement and Plan of Merger between
                                    Merchants and Manufactures Bancorporation,
                                    Inc., Merchants Merger Corp. and Fortress
                                    Bancshares, Inc. dated May 31, 2002.

       *   99(a)                    Joint Press Release issued by Merchants and
                                    Fortress relating to consummation of the Merger.

       #   99(b)1                   Consolidated Balance Sheets of Fortress as
                                    of December 31, 2001 and 2000.

       #   99(b)2                   Consolidated Statements from Income of
                                    Fortress for the years ended December 31, 2001, 2000 and 1999.

       #   99(b)3                   Consolidated Statements of Changes in
                                    Stockholders' Equity of Fortress for the years ended December 31, 2001, 2000 and
                                    1999.

       #   99(b)4                   Consolidated Statements of Cash Flows of
                                    Fortress for the years ended December 31, 2001, 2002 and 1999.

       #   99(b)5                   Unaudited Consolidated Statements of
                                    Financial Condition of Fortress as of June
                                    30, 2002 and 2001 and as of December 31,
                                    2001.

       #   99(b)6                   Unaudited Consolidated Statements of Income
                                    of Fortress for the six months ended June
                                    30, 2002 and 2001.



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       #   99(b)7                   Unaudited Consolidated Statements of Cash
                                    Flows of Fortress for the six months ended
                                    June 30, 2002 and 2001.

       #   99(c)1                   Unaudited Pro Forma Condensed Combined
                                    Statements of Financial Condition of
                                    Merchants and Fortress as of June 30, 2002.

       #   99(c)2                   Unaudited Pro Forma Condensed Combined
                                    Statements of Income for the six months
                                    ended June 30, 2002 and for the year ended
                                    December 31, 2001 of Merchants and Fortress.

















       # Incorporated by reference to Merchants' Registration Statement on Form S-4 (File No. 333-100015) filed on September 21, 2002.


       *   Enclosed herewith.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Merchants and Manufacturers Bancorporation, Inc.





December 12, 2002                By:  /s/ Michael J. Murry
                                    --------------------------------------------
                                       Name: Michael J. Murry
                                       Title: Chairman of the Board of Directors







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